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EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, I, Peter A. Darbee, President and Chief Executive Officer of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

PETER A. DARBEE PETER A. DARBEE President and Chief Executive Officer

February 18, 2005

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350

        In connection with the accompanying Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, I, Christopher P. Johns, Senior Vice President, Chief Financial Officer and Controller of PG&E Corporation, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

  (1)
  such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

  (2)
  the information contained in such Annual Report on Form 10-K of PG&E Corporation for the year ended December 31, 2004, fairly presents, in all material respects, the financial condition and results of operations of PG&E Corporation.

CHRISTOPHER P. JOHNS CHRISTOPHER P. JOHNS Senior Vice President, Chief Financial Officer and Controller

February 18, 2005

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  EXHIBIT 32.1
CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350